                                                                    EXHIBIT 99.2

                             LETTER OF TRANSMITTAL
                             TO TENDER FOR EXCHANGE
                               5% NOTES DUE 2013
                               CUSIP NO. [      ]
                                       OF
                             SCHOLASTIC CORPORATION
--------------------------------------------------------------------------------
PURSUANT TO THE EXCHANGE OFFER PROSPECTUS DATED APRIL   , 2003. THE EXCHANGE
OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON
            , 2003 (THE "EXPIRATION DATE") UNLESS THE EXCHANGE OFFER IS EXTENDED, IN WHICH CASE THE TERM "EXPIRATION DATE" SHALL MEAN THE LATEST TIME AND DATE TO WHICH THE EXCHANGE OFFER IS EXTENDED. TENDERS MAY BE WITHDRAWN AT ANY TIME PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.
--------------------------------------------------------------------------------

                             THE EXCHANGE AGENT IS:

                                 CITIBANK, N.A.

       BY MAIL, HAND DELIVERY
        OR OVERNIGHT COURIER:               BY FACSIMILE TRANSMISSION:

           Citibank, N.A.                         (212) 825-3483
     111 Wall Street, 15th Floor               Confirm by Telephone:
      New York, New York 10043                    (800) 422-2066
                     Attention: Agency & Trust Services

                               FOR INFORMATION CALL:
                                 1-800-422-2066

    DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS TO A FACSIMILE NUMBER OTHER THAN THE ONE LISTED ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. THE INSTRUCTIONS SET FORTH IN THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

    The undersigned acknowledges receipt of the Prospectus dated April   , 2003
(the "Prospectus") of Scholastic Corporation (the "Company") and this Letter of Transmittal (the "Letter of Transmittal"), which, together with the Prospectus, constitutes the Company's offer (the "Exchange Offer") to exchange up to $175,000,000 aggregate principal amount of its 5% Notes Due 2013 (the "New Notes"), which have been registered under the Securities Act of 1933, as amended (the "Securities Act"), for up to $175,000,000 aggregate principal amount of its outstanding 5% Notes Due 2013 (the "Old Notes"). Recipients of the Prospectus should read the requirements described in such Prospectus with respect to eligibility to participate in the Exchange Offer. Capitalized terms used but not defined herein have the meaning given to them in the Prospectus.

    The undersigned hereby tenders the Old Notes described in the box entitled "Description of Old Notes" below pursuant to the terms and conditions described in the Prospectus and this Letter of Transmittal. The undersigned is the registered owner of all the Old Notes and the undersigned represents that it has received from each beneficial owner of Old Notes ("Beneficial Owners") a duly completed and executed form of "Instruction to Registered Holder from Beneficial Owner" accompanying this Letter of Transmittal, instructing the undersigned to take the action described in this Letter of Transmittal.

    This Letter of Transmittal is to be used only by a holder of Old Notes
(i) if certificates representing Old Notes are to be forwarded herewith or
(ii) if delivery of Old Notes is to be made by book-entry transfer to the Exchange Agent's account at The Depository Trust Company (the "Depositary"), pursuant to the procedures set forth in the section of the Prospectus entitled "The Exchange Offer--Procedures for Tendering." If delivery of the Old Notes is to be made by book-entry transfer to the account maintained by the Exchange Agent at the Depositary, tenders of the Old Notes must be effected in accordance with the procedures mandated by the Depositary's Automated Tender Offer Program and the procedures set forth in the Prospectus under the caption "The Exchange Offer--Book-Entry Transfer."

    The undersigned hereby represents and warrants that the information set forth in the box entitled "Beneficial Owner(s)" is true and correct.

    Any Beneficial Owner whose Old Notes are registered in the name of a broker, dealer, commercial bank, trust company or other nominee and who wishes to tender should contact such registered holder of Old Notes promptly and instruct such registered holder of Old Notes to tender on behalf of the Beneficial Owner. If such Beneficial Owner wishes to tender on its own behalf, such Beneficial Owner must, prior to completing and executing this Letter of Transmittal and delivering its Old Notes, either make appropriate arrangements to register ownership of the Old Notes in such Beneficial Owner's name or obtain a properly completed bond power from the registered holder of Old Notes. The transfer of record ownership may take considerable time.

    In order to properly complete this Letter of Transmittal, a holder of Old Notes must (i) complete the box entitled "Description of Old Notes," (ii) if appropriate, check and complete the boxes relating to book-entry transfer, guaranteed delivery, Special Issuance Instructions, Special Delivery Instructions and Beneficial Owner(s), (iii) sign the Letter of Transmittal by completing the box entitled "Sign Here" and (iv) unless an exemption applies, complete the Substitute Form W-9. Each holder of Old Notes should carefully read the detailed instructions below prior to completing the Letter of Transmittal.

    Holders of Old Notes who desire to tender their Old Notes for exchange and
(i) whose Old Notes are not immediately available, (ii) who cannot deliver their Old Notes and all other documents required hereby to the Exchange Agent on or prior to the Expiration Date or (iii) who are unable to complete the procedure for book-entry transfer on a timely basis, must tender the Old Notes pursuant to the guaranteed delivery procedures set forth in the section of the Prospectus entitled "The Exchange Offer--Guaranteed Delivery Procedures." See Instruction 2 of the Instructions beginning on page 12 hereof.

    Holders of Old Notes who wish to tender their Old Notes for exchange must, at a minimum, complete columns (1), (2) if applicable (see footnote 1 below), and (3) in the box below entitled "Description of Old Notes" and sign the box on page 10 under the words "Sign Here." If only those columns are completed, such holder of Old Notes will have tendered for exchange all Old Notes listed in column (3) below. If the holder of Old Notes wishes to tender for exchange less than all of such Old Notes, column (4) must be completed in full. In such case, such holder of Old Notes should refer to Instruction 5 on page 13.

------------------------------------------------------------------------------------------------------------------------
                                                DESCRIPTION OF OLD NOTES
------------------------------------------------------------------------------------------------------------------------
                             (1)                                       (2)                (3)                (4)
                                                                                                       PRINCIPAL AMOUNT
                                                                                                         TENDERED FOR
                                                                                                      EXCHANGE (ONLY IF
    NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S) OF OLD                                             DIFFERENT AMOUNT
    NOTE(S), EXACTLY AS PRINCIPAL AMOUNT TENDERED NAME(S)           OLD NOTE                             FROM COLUMN
APPEAR(S) ON CERTIFICATE(S) FOR OLD NOTE OR AS THE NAME OF THE   NUMBERS (ATTACH                        3)(MUST BE IN
  PARTICIPANT APPEARS ON THE BOOK-ENTRY TRANSFER FACILITY'S      SIGNED LIST IF        AGGREGATE      INTEGRAL MULTIPLES
     SECURITY POSITION LISTING (PLEASE FILL IN IF BLANK)           NECESSARY)      PRINCIPAL AMOUNT       OF $1000)
------------------------------------------------------------------------------------------------------------------------
                                                                      --------------------------------------------

                                                                      --------------------------------------------

                                                                      --------------------------------------------

                                                                      --------------------------------------------

                                                                      --------------------------------------------

                                                                      --------------------------------------------

                                                                      --------------------------------------------

                                                                      --------------------------------------------

------------------------------------------------------------------------------------------------------------------------

(1) Column (2) need not be completed by holders of Old Notes tendering Old Notes for exchange by book-entry transfer. Please check the appropriate box on the next page and provide the requested information.

(2) Column (4) need not be completed by holders of Old Notes who wish to tender for exchange the principal amount of Old Notes listed in column (3). Completion of column (4) will indicate that the holder of Old Notes wishes to tender for exchange only the principal amount of Old Notes indicated in column (4).

/ /  CHECK HERE IF OLD NOTES ARE ENCLOSED HEREWITH.

/ /  CHECK HERE IF OLD NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO
    THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE DEPOSITARY AND COMPLETE THE FOLLOWING (FOR USE BY ELIGIBLE INSTITUTIONS (AS HEREINAFTER DEFINED) ONLY):

    Name of Tendering Institution: _____________________________________________

    Account Number: ____________________________________________________________

    Transaction Code Number: ___________________________________________________

/ /  CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE
    OF GUARANTEED DELIVERY ENCLOSED HEREWITH AND COMPLETE THE FOLLOWING (FOR USE BY ELIGIBLE INSTITUTIONS ONLY):

    Name of Registered Holder of Old Note(s): __________________________________

    Date of Execution of Notice of Guaranteed Delivery: ________________________

    Window Ticket Number (if available): _______________________________________

    Name of Institution which Guaranteed Delivery: _____________________________

    Account Number (if delivered by book-entry transfer): ______________________

                                        ________________________________________

                   ATTENTION BROKER-DEALERS: IMPORTANT NOTICE
                CONCERNING YOUR ABILITY TO RESELL THE NEW NOTES

IF THE COMPANY OR THE EXCHANGE AGENT DOES NOT RECEIVE ANY LETTERS OF TRANSMITTAL FROM BROKER-DEALERS REQUESTING ADDITIONAL COPIES OF THE PROSPECTUS FOR USE IN CONNECTION WITH RESALES OF THE NEW NOTES, THE COMPANY INTENDS TO TERMINATE THE EFFECTIVENESS OF THE REGISTRATION STATEMENT AS SOON AS PRACTICABLE AFTER THE CONSUMMATION OR TERMINATION OF THE EXCHANGE OFFER. IF THE EFFECTIVENESS OF THE REGISTRATION STATEMENT IS TERMINATED, YOU WILL NOT BE ABLE TO USE THE PROSPECTUS IN CONNECTION WITH RESALES OF NEW NOTES AFTER SUCH TIME. SEE SECTION ENTITLED "THE EXCHANGE OFFER--TERMS OF THE EXCHANGE OFFER" CONTAINED IN THE PROSPECTUS FOR MORE INFORMATION.

/ /  CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE ADDITIONAL COPIES
    OF THE PROSPECTUS AND COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO FOR USE IN CONNECTION WITH RESALES OF NEW NOTES:

    Name: ______________________________________________________________________

    Address: ___________________________________________________________________

    Telephone No. (  ) _________________________________________________________

    Number of Additional Copies Desired: _______________________________________

If you requested additional copies of the prospectus, YOU MUST MAIL OR SEND A PHOTOCOPY OF THIS PAGE to:

BY MAIL:                                       BY FACSIMILE:  (212) 343-6933
SCHOLASTIC CORPORATION                         ATTENTION: RAYMOND MARCHUK
557 BROADWAY
NEW YORK, NEW YORK 10012
ATTENTION: RAYMOND MARCHUK

DO NOT SEND THE LETTER OF TRANSMITTAL TO THE ABOVE ADDRESS AS IT WILL NOT CONSTITUTE A VALID TENDER OF OLD NOTES UNDER THE TERMS OF THE EXCHANGE OFFER. CONSULT THE PROSPECTUS FOR PROPER DELIVERY PROCEDURES.

-------------------------------------------

                         SPECIAL ISSUANCE INSTRUCTIONS
                       (SEE INSTRUCTIONS 1, 6, 7, AND 8)

      To be completed ONLY (i) if the New Notes issued in exchange for Old Notes (or if certificates for Old Notes not tendered for exchange for New Notes) are to be issued in the name of someone other than the undersigned or
  (ii) if Old Notes tendered by book-entry transfer that are not exchanged are to be returned by credit to an account maintained at the Depositary.

  Issue to:

Name:  ------------------------------
               (PLEASE PRINT)

Address:
       ------------------------------

--------------------------------------

--------------------------------------
          (INCLUDE ZIP CODE)

--------------------------------------
(TAX IDENTIFICATION OR SOCIAL SECURITY
                 NO.)

Credit Old Notes not exchanged and
delivered by book-entry transfer to
the Depositary account set forth
below:

--------------------------------------
           (ACCOUNT NUMBER)

-------------------------------------------
-------------------------------------------

                         SPECIAL DELIVERY INSTRUCTIONS
                       (SEE INSTRUCTIONS 1, 6, 7, AND 8)

      To be completed ONLY if the New Notes issued in exchange for Old Notes (or if certificates for Old Notes not tendered in exchange for New Notes) are to be mailed or delivered (i) to someone other than the undersigned, or
  (ii) to the undersigned at an address other than the address shown below the undersigned's signature.

  Mail or deliver to:

Name:  ------------------------------
               (PLEASE PRINT)

Address:
       ------------------------------

--------------------------------------

--------------------------------------
          (INCLUDE ZIP CODE)

--------------------------------------
(TAX IDENTIFICATION OR SOCIAL SECURITY
                 NO.)


-------------------------------------------

--------------------------------------------------------------------------------------------
                                    BENEFICIAL OWNER(S)
--------------------------------------------------------------------------------------------
        STATE OF PRINCIPAL RESIDENCE                      PRINCIPAL AMOUNT OF OLD
         OF EACH BENEFICIAL OWNER OF                      NOTES HELD FOR ACCOUNT
                  OLD NOTES                               OF BENEFICIAL OWNER(S)
--------------------------------------------------------------------------------------------

 If delivery of Old Notes is to be made by book-entry transfer to the account maintained by the Exchange Agent at the Depositary, then tenders of Old Notes must be effected in accordance with the procedures mandated by the Depositary's Automated Tender Offer Program and the procedures set forth in the Prospectus under the caption "The Exchange Offer--Book-Entry Transfer."

--------------------------------------------------------------------------------

                       SIGNATURES MUST BE PROVIDED BELOW
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

LADIES AND GENTLEMEN:

    Pursuant to the offer by Scholastic Corporation (the "Company") upon the terms and subject to the conditions set forth in the Prospectus dated April , 2003 (the "Prospectus") and this Letter of Transmittal (the "Letter of Transmittal"), which, together with the Prospectus, constitutes the Company's offer (as it may be extended or amended, the "Exchange Offer") to exchange up to $175,000,000 aggregate principal amount of its 5% Notes Due 2013 (the "New Notes"), which have been registered under the Securities Act of 1933, as amended (the "Securities Act"), for up to $175,000,000 aggregate principal amount of its outstanding 5% Notes Due 2013 (the "Old Notes"), the undersigned hereby tenders to the Company for exchange the Old Notes indicated above.

    By executing this Letter of Transmittal and subject to and effective upon acceptance for exchange of the Old Notes tendered for exchange herewith, the undersigned (i) acknowledges and agrees that the Company shall have fully performed all of its obligations under that certain Registration Rights Agreement dated as of April 4, 2003, among the Company and the initial purchasers named therein, (ii) will have irrevocably sold, assigned and transferred to the Company all right, title and interest in, to and under all of the Old Notes tendered for exchange hereby, and (iii) hereby appoints Citibank, N.A. as the exchange agent for the Exchange Offer (the "Exchange Agent") as the true and lawful agent and attorney-in-fact (with full knowledge that the Exchange Agent also acts as agent of the Company) of such holder of Old Notes with respect to such Old Notes, with full power of substitution, to (x) deliver certificates representing such Old Notes, or transfer ownership of such Old Notes on the account books maintained by The Depository Trust Company (the "Depositary") (together, in any such case, with all accompanying evidences of transfer and authenticity), to the Company, (y) present and deliver such Old Notes for transfer and cancellation on the books of the Company, and
(z) receive all benefits and otherwise exercise all rights and incidents of ownership with respect to such Old Notes, all in accordance with the terms of the Exchange Offer. The power of attorney granted in this paragraph shall be deemed to be irrevocable and coupled with an interest.

    The undersigned hereby represents and warrants that (i) the undersigned has full power and authority to tender, exchange, assign and transfer the Old Notes tendered hereby, and (ii) when such Old Notes are accepted for exchange by the Company, the Company will acquire good and marketable title thereto, free and clear of all liens, security interests, conditional sales agreements, restrictions, charges and encumbrances or other obligations relating to the sale or transfer of the Old Notes and not subject to any adverse claims. The undersigned will, upon receipt, execute and deliver any additional documents deemed by the Exchange Agent or the Company to be necessary or desirable to complete the exchange, assignment and transfer of the Old Notes tendered for exchange hereby. The undersigned accepts and agrees to all of the terms of the Exchange Offer.

    The undersigned hereby further represents to the Company that (i) the New Notes to be acquired pursuant to the Exchange Offer will be acquired in the ordinary course of business of the person acquiring the New Notes, whether or not such person is the undersigned, (ii) neither the undersigned nor any person receiving any New Notes directly or indirectly from the undersigned pursuant to the Exchange Offer (if not a broker-dealer referred to in the last sentence of this paragraph) is engaging or intends to engage in the distribution of the New Notes and none of them has any arrangement or understanding with any person to participate in the distribution of the New Notes, (iii) the undersigned and each person receiving any New Notes directly or indirectly from the undersigned pursuant to the Exchange Offer acknowledge and agree that any person participating in the Exchange Offer for the purpose of distributing the New Notes (x) must comply with the registration and prospectus delivery requirements of the Securities Act, in connection with a secondary resale transaction of the New Notes acquired by such person and (y) cannot rely on the position of the staff of the Securities and Exchange

Commission (the "Commission") set forth in the Morgan Stanley and Co., Inc. no-action letter (available June 5, 1991) or the Exxon Capital Holdings Corporation no-action letter (available May 13, 1988) or similar letters,
(iv) the undersigned and each person receiving any New Notes directly or indirectly from the undersigned pursuant to the Exchange Offer understand that a secondary resale transaction described in clause (iii) above should be covered by an effective registration statement containing the selling security holder information required by Item 507 or 508, as applicable, of Regulation S-K of the Commission and (v) neither the undersigned nor any person receiving any New Notes directly or indirectly from the undersigned pursuant to the Exchange Offer is an "affiliate" of the Company, as defined under Rule 405 under the Securities Act. If the undersigned is a broker-dealer that will receive New Notes for its own account in exchange for Old Notes that were acquired as a result of market making or other trading activities, it acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such New Notes received in respect of such Old Notes pursuant to the Exchange Offer; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

    The undersigned acknowledges that, (i) for purposes of the Exchange Offer, the Company will be deemed to have accepted for exchange, and to have exchanged, validly tendered Old Notes if, as and when the Company gives oral or written notice thereof to the Exchange Agent and (ii) any Old Notes tendered by the undersigned and not accepted for exchange will be returned to the undersigned at the address set forth above unless otherwise indicated in the box above entitled "Special Delivery Instructions." Tenders of Old Notes for exchange may be withdrawn at any time prior to 5:00 p.m., New York time, on the Expiration Date.

    The undersigned acknowledges that the Company's acceptance of Old Notes validly tendered for exchange pursuant to any one of the procedures described in the section of the Prospectus entitled "The Exchange Offer" and in the instructions hereto will constitute a binding agreement among the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer.

    Unless otherwise indicated in the box entitled "Special Issuance Instructions," please return any Old Notes not tendered for exchange in the name(s) of the undersigned. Similarly, unless otherwise indicated in the box entitled "Special Delivery Instructions," please mail any certificates for Old Notes not tendered or exchanged (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned's signature(s). In the event that either "Special Issuance Instructions" or "Special Delivery Instructions" are completed, please issue the certificates representing the New Notes issued in exchange for the Old Notes accepted for exchange in the name(s) of, and return any Old Notes not tendered for exchange or not exchanged to, the person(s) so indicated. The undersigned recognizes that the Company has no obligation pursuant to the "Special Issuance Instructions" and "Special Delivery Instructions" to transfer any Old Notes from the name of the holder of Old Note(s) thereof if the Company does not accept for exchange any of the Old Notes so tendered for exchange or if such transfer would not be in compliance with any transfer restrictions applicable to such Old Note(s).

    In order to validly tender Old Notes for exchange, holders of Old Notes must complete, execute and deliver this Letter of Transmittal.

    Except as may be stated in the Prospectus, all authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and legal representatives of the undersigned. Except as otherwise stated in the Prospectus, this tender for exchange of Old Notes is irrevocable.

--------------------------------------------------------------------------------

SIGN HERE

________________________________________________________________________________
                           SIGNATURE(S) OF OWNER(S))

Date:

    MUST BE SIGNED BY THE REGISTERED HOLDER(S) OF OLD NOTES EXACTLY AS NAME(S) APPEAR(S) ON CERTIFICATE(S) REPRESENTING THE OLD NOTES OR ON A SECURITY POSITION LISTING OR BY PERSON(S) AUTHORIZED TO BECOME REGISTERED HOLDER(S) OF OLD NOTES BY CERTIFICATES AND DOCUMENTS TRANSMITTED HEREWITH. IF SIGNATURE IS BY TRUSTEES, EXECUTORS, ADMINISTRATORS, GUARDIANS, ATTORNEYS-IN-FACT, OFFICERS OF CORPORATIONS OR OTHERS ACTING IN A FIDUCIARY OR REPRESENTATIVE CAPACITY, PLEASE PROVIDE THE FOLLOWING INFORMATION (SEE INSTRUCTION 6).

Name(s): _______________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
                                 (PLEASE PRINT)

Capacity (Full Title): _________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

Address: _______________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
                               (INCLUDE ZIP CODE)

Area Code and Telephone Number: ________________________________________________

Tax Identification or Social Security Number(s): _______________________________
--------------------------------------------------------------------------------

                      PLEASE COMPLETE SUBSTITUTE FORM W-9
--------------------------------------------------------------------------------

                           GUARANTEE OF SIGNATURE(S)

    SIGNATURE(S) MUST BE GUARANTEED IF REQUIRED BY INSTRUCTION 1

Authorized Signature: __________________________________________________________

Dated: _________________________________________________________________________

Name and Title: ________________________________________________________________
                                 (PLEASE PRINT)

Name of Firm: __________________________________________________________________

Address: _______________________________________________________________________

Area Code and Telephone Number: ________________________________________________
--------------------------------------------------------------------------------

                                  INSTRUCTIONS

    (Forming Part of the Terms and Conditions of the Exchange Offer)

    1. GUARANTEE OF SIGNATURES. Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by an institution that is an "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, and is a member of one of the following recognized Signature Guarantee Programs (an "Eligible Institution"):

    (a) The Securities Transfer Agents Medallion Program (STAMP);

    (b) The New York Stock Exchange Medallion Signature Program (MSP); or

    (c) The Stock Exchange Medallion Program (SEMP).

    Signatures on this Letter of Transmittal need not be guaranteed (i) if this Letter of Transmittal is signed by the registered holder(s) of the Old Notes tendered herewith and such registered holder(s) have not completed the box entitled "Special Issuance Instructions" or the box entitled "Special Delivery Instructions" on this Letter of Transmittal or (ii) if such Old Notes are tendered for the account of an Eligible Institution. IN ALL OTHER CASES, ALL SIGNATURES MUST BE GUARANTEED BY AN ELIGIBLE INSTITUTION.

    2. DELIVERY OF THIS LETTER OF TRANSMITTAL AND OLD NOTES; GUARANTEED DELIVERY PROCEDURES. This Letter of Transmittal is to be completed by holders of Old Notes (i) if certificates are to be forwarded herewith or (ii) if tenders are to be made pursuant to the procedures for tender by book-entry transfer or guaranteed delivery set forth in the section of the Prospectus entitled "The Exchange Offer--Guaranteed Delivery Procedures." Certificates for all physically tendered Old Notes or any confirmation of a book-entry transfer (a "Book-Entry Confirmation"), as well as a properly completed and duly executed copy of this Letter of Transmittal or facsimile hereof, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its address set forth on the cover of this Letter of Transmittal prior to the Expiration Date. Holders of Old Notes who elect to tender Old Notes and
(i) whose Old Notes are not immediately available, (ii) who cannot deliver the Letter of Transmittal, Old Notes or other required documents to the Exchange Agent prior to the Expiration Date or (iii) who are unable to complete the procedure for book-entry transfer on a timely basis, may have such tender effected if:

(a) such tender is made by or through an Eligible Institution;

(b) prior to the Expiration Date, the Exchange Agent has received from such Eligible Institution a properly completed and duly executed Letter of Transmittal (or a facsimile thereof) and Notice of Guaranteed Delivery substantially in the form provided by the Company (by facsimile transmission, mail or hand delivery) setting forth the name and address of the holder of such Old Notes, the certificate number(s) of such Old Notes and the principal amount of Old Notes tendered for exchange, stating that tender is being made thereby and guaranteeing that, within five New York Stock Exchange trading days after the Expiration Date, this Letter of Transmittal (or a manually executed facsimile thereof), properly completed and duly executed, the certificates representing such Old Notes (or a Book-Entry Confirmation), in proper form for transfer, and any other documents required by this Letter of Transmittal, will be deposited by such Eligible Institution with the Exchange Agent; and

(c) a properly completed and duly executed Letter of Transmittal (or a manually executed facsimile thereof) with certificates for all tendered Old Notes, or a Book-Entry Confirmation, and any other documents required by this Letter of Transmittal are received by the Exchange Agent within five New York Stock Exchange trading days after the Expiration Date.

    THE METHOD OF DELIVERY OF OLD NOTES, THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS IS AT THE ELECTION AND RISK OF THE

TENDERING HOLDER OF OLD NOTES. EXCEPT AS OTHERWISE PROVIDED BELOW, THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED OR CONFIRMED BY THE EXCHANGE AGENT. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. NEITHER THIS LETTER OF TRANSMITTAL NOR ANY OLD NOTES SHOULD BE SENT TO THE COMPANY.

    No alternative, conditional or contingent tenders will be accepted. All tendering holders of Old Notes, by execution of this Letter of Transmittal (or facsimile hereof, if applicable), waive any right to receive notice of the acceptance of their Old Notes for exchange.

    3. INADEQUATE SPACE. If the space provided in the box entitled "Description of Old Notes" above is inadequate, the certificate numbers and principal amounts of the Old Notes being tendered should be listed on a separate signed schedule affixed hereto.

    4. WITHDRAWALS. A tender of Old Notes may be withdrawn at any time prior to the Expiration Date by delivery of a written or an Automated Tender Offer Program electronic transmission notice of withdrawal to the Exchange Agent at the address set forth on the cover of this Letter of Transmittal. To be effective, a notice of withdrawal of Old Notes must (i) specify the name of the person who tendered the Old Notes to be withdrawn (the "Depositor"),
(ii) identify the Old Notes to be withdrawn (including the certificate number or numbers and aggregate principal amount of such Old Notes), (iii) be signed by the holder of Old Notes in the same manner as the original signature on the Letter of Transmittal by which such Old Notes were tendered (including any required signature guarantees) or be accompanied by documents of transfer sufficient to have the Trustee under the Indenture register the transfer of such Old Notes into the name of the person withdrawing the tender, (iv) specify the name in which any such Old Notes are to be registered, if different from that of the Depositor, and (v) be received by the Exchange Agent prior to the Expiration Date. Withdrawals of tenders of Old Notes may not be rescinded, and any Old Notes withdrawn will thereafter be deemed not validly tendered for purposes of the Exchange Offer, and no New Notes will be issued with respect thereto unless the Old Notes so withdrawn are validly retendered. Properly withdrawn Old Notes may be retendered by following one of the procedures described in the section of the Prospectus entitled "The Exchange Offer--Procedures for Tendering" at any time prior to the Expiration Date.

    5. PARTIAL TENDERS. (Not applicable to holders of Old Notes who tender Old Notes by book-entry transfer). Tenders of Old Notes will be accepted only in integral multiples of $1,000 principal amount. If a tender for exchange is to be made with respect to less than the entire principal amount of any Old Notes, fill in the principal amount of Old Notes that are tendered for exchange in column (4) of the box entitled "Description of Old Notes" on page 3, as more fully described in the footnotes thereto. In case of a partial tender for exchange, new certificate(s), in fully registered form, for the remainder of the principal amount of the Old Notes, will be sent to the holder(s) of such Old Notes, unless otherwise indicated in the appropriate box on this Letter of Transmittal, as promptly as practicable after the expiration or termination of the Exchange Offer.

    6. SIGNATURES ON THIS LETTER OF TRANSMITTAL, POWERS OF ATTORNEY AND ENDORSEMENTS.

(a) The signature(s) of the holder of Old Notes on this Letter of Transmittal must correspond exactly with the name(s) as written on the face of the Old Notes without alteration, enlargement or any change whatsoever.

(b) If tendered Old Notes are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

(c) If any tendered Old Notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal and any necessary or required documents as there are different registrations.

(d) When this Letter of Transmittal is signed by the holder of the Old Notes listed and transmitted hereby, no endorsements of Old Notes or separate powers of attorney are required. If, however, Old Notes not tendered or not accepted are to be issued or returned in the name of a person other than the holder of Old Notes, then the Old Notes transmitted hereby must be endorsed or accompanied by appropriate powers of attorney in a form satisfactory to the Company, in either case signed exactly as the name(s) of the holder of Old Notes appear(s) on the Old Notes. Signatures on such Old Notes or powers of attorney must be guaranteed by an Eligible Institution (unless signed by an Eligible Institution). See Instruction 1.

(e) If this Letter of Transmittal or Old Notes or powers of attorney are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to the Company of their authority so to act must be submitted.

(f) If this Letter of Transmittal is signed by a person other than the registered holder of Old Notes listed, the Old Notes must be endorsed or accompanied by appropriate powers of attorney, in either case signed exactly as the name(s) of the registered holder of Old Notes appear(s) on the certificates. Signatures on such Old Notes or powers of attorney must be guaranteed by an Eligible Institution (unless signed by an Eligible Institution). See Instruction 1.

    7. TRANSFER TAXES. Except as set forth in this Instruction 7, the Company will pay all transfer taxes, if any, applicable to the transfer and exchange of Old Notes pursuant to the Exchange Offer. If issuance of New Notes is to be made to, or Old Notes not tendered for exchange are to be issued or returned in the name of, any person other than the registered holder of the Old Notes tendered, or if a transfer tax is imposed for any reason other than the exchange of Old Notes pursuant to the Exchange Offer, and satisfactory evidence of payment of such taxes or exemptions therefrom is not submitted with this Letter of Transmittal, the amount of any transfer taxes payable on account of any such transfer will be imposed on and payable by the tendering holder of Old Notes prior to the issuance of the New Notes.

    8. SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS. If the New Notes, or if any Old Notes not tendered for exchange, are to be issued or sent to someone other than the holder of Old Notes or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Holders of Old Notes tendering Old Notes by book-entry transfer may request that Old Notes not accepted be credited to such account maintained at the Depositary as such holder of Old Notes may designate.

    9. IRREGULARITIES. All questions as to the form of documents and the validity, form, eligibility (including time of receipt), acceptance and withdrawal of Old Notes will be determined by the Company, in its sole discretion, whose determination shall be final and binding. The Company reserves the absolute right to reject any or all tenders for exchange of any particular Old Notes that are not in proper form, or the acceptance of which would, in the opinion of the Company (or its counsel), be unlawful. The Company reserves the absolute right to waive any defect, irregularity or condition of tender for exchange with regard to any particular Old Notes. The Company's interpretation of the terms of, and conditions to, the Exchange Offer (including the instructions herein) will be final and binding. Unless waived, any defects or irregularities in connection with the Exchange Offer must be cured within such time as the Company shall determine. Neither the Company, the Exchange Agent nor any other person shall be under any duty to give notice of any defects or irregularities in Old Notes tendered for exchange, nor shall any of them incur any liability for failure to give such notice. A tender of Old Notes will not be deemed to have been made until all defects and irregularities with respect to such tender have been cured or waived. Any Old Notes received by the Exchange Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned by the Exchange Agent to the tendering holders, unless otherwise provided in this Letter of Transmittal, as soon as practicable following the Expiration Date.

    10. WAIVER OF CONDITION. The Company reserves the absolute right to waive, amend or modify any of the specified conditions described under "The Exchange Offer--Expiration Date; Extensions; Amendments" in the Prospectus in the case of any Old Notes tendered (except as otherwise provided in the Prospectus).

    11. MUTILATED, LOST, STOLEN OR DESTROYED OLD NOTES. If a holder of Old Notes desires to tender Old Notes pursuant to the Exchange Offer, but any of such Old Notes has been mutilated, lost, stolen or destroyed, such holder of Old Notes should contact the Exchange Agent at the address set forth on the cover of this Letter of Transmittal for further instructions.

    12. REQUESTS FOR INFORMATION OR ADDITIONAL COPIES. Requests for information about the procedure for tendering or for withstanding tenders, or for additional copies of the Prospectus and this Letter of Transmittal, may be directed to the Exchange Agent at the address or telephone number set forth on the cover of this Letter of Transmittal. All other questions about this Exchange Offer should be addressed to Mr. Raymond Marchuk at the Company (telephone number 212-343-6857).

    IMPORTANT: THIS LETTER OF TRANSMITTAL (OR A FACSIMILE THEREOF, IF APPLICABLE) TOGETHER WITH CERTIFICATES, OR CONFIRMATION OF BOOK-ENTRY OR THE NOTICE OF GUARANTEED DELIVERY, AND ALL OTHER REQUIRED DOCUMENTS MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

                           IMPORTANT TAX INFORMATION

    Each holder of Old Notes must, unless an exemption applies, provide the Exchange Agent with such holder's correct taxpayer identification number on the Substitute Form W-9 below, with the required certifications being made under penalties of perjury. If the Exchange Agent is not provided with the correct taxpayer identification number, the holder may be subject to a $50 penalty imposed by the Internal Revenue Service in addition to being subject to backup withholding.

    If backup withholding applies, the Company is required to withhold 30% of any payment made to the holder of Old Notes or other payee pursuant to the exchange. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

    Certain holders of Old Notes (including, among others, most corporations and certain foreign individuals) are not subject to these backup withholding requirements with respect to interest payments. A foreign individual may qualify as an exempt recipient by submitting to the Exchange Agent a properly completed Internal Revenue Service Form W-8BEN, Form W-8ECI or Form W-8IMY, as applicable (the terms of which the Exchange Agent will provide upon request), signed under penalty of perjury, attesting to the holder's exempt status. For payees exempt from backup withholding, see the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 (the "Guidelines") below.

    The holder of Old Notes is required to give the Exchange Agent the Taxpayer Identification Number ("TIN") (e.g., social security number ("SSN") or employer identification number ("EIN")) of the record owner of the Old Notes. If the Old Notes are held in more than one name or are not held in the name of the actual owner, consult the enclosed Guidelines for additional guidance regarding which number to report.

    A holder of Old Notes should consult his or her tax advisor as to his or her qualification for exemption from the backup withholding requirements and the procedure for obtaining an exemption.

                                             PAYER'S NAME: CITIBANK, N.A.
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
                                        PART 1--PLEASE PROVIDE YOUR TIN IN               SOCIAL SECURITY NUMBER
SUBSTITUTE                              THE BOX AT RIGHT AND CERTIFY BY
                                        SIGNING AND DATING BELOW                        ------------------------
                                                                                                   OR
DEPARTMENT OF THE TREASURY
INTERNAL REVENUE SERVICE                                                                ------------------------
                                                                                     EMPLOYER IDENTIFICATION NUMBER
                                        ----------------------------------------------------------------------------
PAYER'S REQUEST FOR                     PART 2--CERTIFICATION--Under Penalties of Perjury, I certify that:

TAXPAYER IDENTIFICATION                 (1) The number shown on this form is my correct
NO. ("TIN")                                 taxpayer identification number (or I am
                                            waiting for a number to be issued to me),
                                            and

                                        (2) I am not subject to backup withholding
                                        because (a) I am exempt from backup withholding
                                            or (b) I have not been notified by the
                                            Internal Revenue Service (the "IRS") that I
                                            am subject to backup withholding as a result
                                            of a failure to report all interest or
                                            dividends, or (c) the IRS has notified me
                                            that I am no longer subject to backup
                                            withholding, and

                                        PART 3 --Awaiting TIN [  ]

                                        (3) I am a U.S. person.

----------------------------------------------------------------------------------------------------------------------
                                        CERTIFICATION INSTRUCTIONS--You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you are subject to backup withholding you received another notification from the IRS stating that you are no longer subject to backup withholding, do not cross out item (2).

--------------------------------------------------------------------------------

SIGNATURE ________________________________ DATE ________________________________

NAME ___________________________________________________________________________

ADDRESS ________________________________________________________________________

CITY ______________________________ STATE _____________________________ ZIP CODE
--------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN A BACKUP
      WITHHOLDING OF 30% OF ANY PAYMENT MADE TO YOU PURSUANT TO THE EXCHANGE OFFER. PLEASE RETURN THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 3 OF THE SUBSTITUTE FORM W-9.

                          PAYER'S NAME: CITIBANK, N.A.

--------------------------------------------------------------------------------

            CERTIFICATION OF AWAITING TAXPAYER IDENTIFICATION NUMBER

    I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration office or
(b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number within sixty
(60) days, 30% of all reportable payments made to me thereafter will be withheld until I provide such a number.

    Signature: _____________________________ Date: _____________________________

    FOR ANY QUESTIONS REGARDING THIS LETTER OF TRANSMITTAL OR FOR ANY ADDITIONAL INFORMATION, YOU MAY CONTACT THE EXCHANGE AGENT BY TELEPHONE AT (800) 422-2066 OR BY FACSIMILE AT (212) 825-3483.
--------------------------------------------------------------------------------

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9

    GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER TO GIVE THE PAYER. The taxpayer identification number for an individual is the individual's Social Security number. Social Security numbers have nine digits separated by two hyphens: E.G., 000-00-0000. The taxpayer identification number for an entity is the entity's Employer Identification number. Employer Identification numbers have nine digits separated by one hyphen: E.G., 00-0000000. The table below will help determine the number to give the payer.

--------------------------------------------------
                          GIVE THE NAME
                          AND SOCIAL
FOR THIS TYPE OF          SECURITY
ACCOUNT:                  NUMBER OF--
--------------------------------------------------

1. Individual             The Individual

2. Two or more            The actual owner of the
   individuals (joint     account or, if combined
   account)               funds, the first
                          individual on the
                          account (1)

3. Custodian account of   The minor (2)
   a minor (Uniform Gift
   to Minors Act)

4. a. the usual           The grantor-trustee (1)
      revocable savings
      trust (grantor is
      also trustee)

  b. b. So-called trust The actual owner (1) account that is not a legal or valid trust under state law

5. Sole proprietorship    The owner (3)

--------------------------------------------------
                          GIVE THE
                          AND EMPLOYER
                          IDENTIFICATION
FOR THIS TYPE OF ACCOUNT: NUMBER OF--
--------------------------------------------------

6. A valid trust, estate The legal entity (4) or pension trust

7. Corporate              The corporation

8. Association, club,     The organization
   religious,
   charitable,
   educational or other
   tax-exempt
   organization

9. Partnership            The partnership

10. A broker or           The broker or nominee
    registered nominee

11. Account with the      The public entity
    Department of
    Agriculture in the
    name of a public
    entity (such as a
    state or local
    government, school
    district, or prison)
    that receives
    agricultural program
    payments

--------------------------------------------------------------------------------

1.  List first and circle the name of the person whose number you furnish.

2.  Circle the minor's name and furnish the minor's social security number.

3. You must show your individual name, but you may also enter your business or "doing business as" name. You may use either your SSN or TIN (if you have one).

4. List first and circle the name of the legal trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

NOTE: IF NO NAME IS CIRCLED WHEN MORE THAN ONE NAME IS LISTED, THE NUMBER WILL BE CONSIDERED TO BE THAT OF THE FIRST NAME LISTED.

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9

SECTION REFERENCES ARE TO THE INTERNAL REVENUE CODE

OBTAINING A NUMBER

    If you do not have a taxpayer identification number or you don't know your number, obtain Form SS-5, Application for a Social Security Number Card, or Form SS-4, Application for Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service (the "IRS") and apply for a number.

    In some cases, individuals who become U.S. resident aliens for tax purposes are not eligible to obtain an SSN. This includes certain resident aliens who must receive information returns but who cannot obtain an SSN. These individuals must apply for an Individual Taxpayer Identification Number ("ITIN") on Form W-7, Application for IRS Individual Taxpayer Identification Number, unless they have an application pending for an SSN. Individuals who have an ITIN must provide it on Form W-9.

    To complete the Substitute Form W-9, if you do not have a taxpayer identification number, write "Applied For" in the space for the taxpayer identification number, sign and date the Form, and give it to the requester. If the requester does not receive your taxpayer identification number within 60 days, backup withholding, if applicable, will begin and will continue until you furnish your taxpayer identification number to the requester.

PAYEES EXEMPT FROM BACKUP WITHHOLDING

    The following is a list of payees exempt from backup withholding and for which no information reporting is required. For interest and dividends, all listed payees are exempt except item (9). For broker transactions, payees listed in (1) through (13) and a person registered under the Investment Advisers Act of 1940 who regularly acts as a broker are exempt. Payments subject to reporting under sections 6041 and 6041A are generally exempt from backup withholding only if made to payees described in items (1) through (7), except that a corporation that provides medical and health care services or bills and collects payments for such services is not exempt from backup withholding or information reporting. Only payees described in items (2) through (6) are exempt from backup withholding for barter exchange transactions, patronage dividends and payments by certain fishing boat operators.

(1) A corporation.

(2) An organization exempt from tax under section 501(a), or an individual retirement plan ("IRA"), or a custodial account under section 403(b)(7), if the account satisfies the requirements of section 401(1)(2).

(3) The United States or any of its agencies or instrumentalities.

(4) A State, the District of Columbia, a possession of the United States or any of their political subdivisions or instrumentalities.

(5) A foreign government or any of its political subdivisions, agencies or instrumentalities.

(6) An international organization or any of its agencies or instrumentalities.

(7) A foreign central bank of issue.

(8) A dealer in securities or commodities required to register in the United States, the District of Columbia or a possession of the United States.

(9) A futures commission merchant registered with the Commodity Futures Trading Commission.

(10) A real estate investment trust.

(11) An entity registered at all times during the tax year under the Investment Company Act of 1940.

(12) A common trust fund operated by a bank under section 584(a).

(13) A financial institution.

(14) A middleman known in the investment community as a nominee or listed in the most recent publication of the American Society of Corporate
    Secretaries, Inc., Nominee List.

(15) A trust exempt from tax under section 664 or described in section 4947.

    Payments of dividends and patronage dividends generally not subject to backup withholding also include the following:

(1) Payments to nonresident aliens subject to withholding under section 1441.

(2) Payments to partnerships not engaged in a trade or business in the United States and that have at least one nonresident partner.

(3) Payments of patronage dividends not paid in money.

(4) Payments made by certain foreign organizations.

(5) Section 404(k) distributions made by an ESOP.

    Payments of interest generally not subject to backup withholding include the following:

(1) Payments of interest on obligations issued by individuals.

    Note: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer's trade or business and you have not provided your correct taxpayer identification number to the payer.

(2) Payments of tax-exempt interest (including exempt interest dividends under section 852).

(3) Payments described in section 6049(b)(5) to nonresident aliens.

(4) Payments on tax-free covenant bonds under section 1451.

(5) Payments made by certain foreign organizations.

(6) Mortgage interest paid by you.

    Payments that are not subject to information reporting are also not subject to backup withholding. For details see sections 6041, 6041A(a), 6042, 6044, 6045, 6049, 6050A and 6050N and the regulations under such sections.

    EXEMPT PAYEES DESCRIBED ABOVE SHOULD FILE FORM W-9 TO AVOID POSSIBLE ERRONEOUS BACKUP WITHHOLDING. ENTER YOUR TAXPAYER IDENTIFICATION NUMBER. WRITE "EXEMPT" ON THE FACE OF THE FORM, SIGN AND DATE THE FORM AND RETURN IT TO THE PAYER.

PRIVACY ACT NOTICES

    Section 6109 requires you to give your correct taxpayer identification number to persons who must file information returns with the IRS to report interest, dividends, and certain other income paid to you, mortgage interest you paid, the acquisition or abandonment of secured property, cancellation of debt or contributions you made to an IRA. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. The IRS may also provide this information to the Department of Justice for civil and criminal litigation and to cities, states and the District of Columbia to carry out their tax laws. You must provide your taxpayer identification number whether or not you are qualified to file a tax return. Payers must generally withhold 30% of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

PENALTIES

    (1) PENALTY FOR FAILURE TO FURNISH TAXPAYER IDENTIFICATION NUMBER. If you fail to furnish your correct taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

    (2) CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO WITHHOLDING. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

    (3) CRIMINAL PENALTY FOR FALSIFYING INFORMATION. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

                           FOR ADDITIONAL INFORMATION
                         CONTACT YOUR TAX CONSULTANT OR
                         THE INTERNAL REVENUE SERVICE.

                                       16